SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Event Requiring Report: April 07, 2004

eRXSYS, INC.
(Exact name of registrant as specified in its charter)

                                NEVADA                                000-33165      98-0233878
                       (State of Incorporation)                            (Commission                                 (IRS Employer
                                                   File Number)                                 Identification #)

18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612
_______________________________
(Address of Principal Executive Offices)

(949) 440-3248
__________________________________________
(Registrant's telephone number, including area code)

Surforama.com, Inc.
18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612
_________________________________
(Registrant's Former Name and Address)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

None

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

eRXSYS, Inc. ("eRXSYS") in conjunction with TAPG, L.L.C. ("TAPG"), a Louisiana limited liability company, formed Safescript Northwest, Inc. ("Safescript"), a Louisiana corporation. Safescript was formed to establish and operate up to five (5) pharmacies. On April 7, 2004, the parties amended the shareholders agreement and bylaws of Safescript. eRXSYS will own 75% of each pharmacy established under this agreement and TAPG will own the remaining 25%. Under the terms of this agreement, TAPG will provide start-up costs in the amount of $335,000 per pharmacy location established up to five (5) pharmacies and eRXSYS will contribute technology, consulting services, and marketing expertise. TAPG has already provided $670,000 for the start-up costs of two pharmacies.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

None

EXHIBITS

10.1     First Amended Shareholders Agreement and Bylaws of Safescript Northwest

ITEM 8. CHANGE IN FISCAL YEAR

None

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ITEM 9. REGULATION FD DISCLOSURE

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            eRXSYS, INC.

                                            By:
                                             /s/ David Parker
                                             David Parker
                                             Chief Executive Officer
                                                                                                        Date:   April 21, 2004

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